Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of AVEO Pharmaceuticals, Inc. (the “Company”) for the fiscal quarter ended June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Tuan Ha-Ngoc, President, Chief Executive Officer and Acting Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge on the date hereof:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2014

/s/ Tuan Ha-Ngoc
Tuan Ha-Ngoc
President, Chief Executive Officer and Acting Chief Financial Officer (Principal Financial Officer)